EXHIBIT 99.3

FOR IMMEDIATE RELEASE

                        NTL CONFIRMS DISCUSSIONS WITH CWC

NEW YORK, NEW YORK (July 15, 1999) - NTL  Incorporated  (NASDAQ:  NTLI;  EASDAQ:
NTLI.ED) - Following UK media reports, NTL Incorporated said today that it can confirm that it has been in discussions with Cable and Wireless about a possible transaction by which certain assets of Cable and Wireless Communications would be merged with NTL.

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For further information contact: John F. Gregg, Chief Financial Officer; Richard
J. Lubasch, Executive Vice President-General Counsel; or Kathy Makrakis, Director - Investor Relations: (212) 906-8457, e-mail:
investor-relations@ntli.com.

In the United Kingdom contact: Alison Smith, Head of Group Communications phone:
011-44-1252-402662, e-mail:  alison.smith@ntl.com.